Filed Pursuant to Rule 433
                                                     Registration No. 333-132001


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS (THE "PROSPECTUS")) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR AND THE ISSUER HAVE FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR, THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR OR GOLDMAN, SACHS & CO., ONE OF THE UNDERWRITERS FOR THIS OFFERING, WILL ARRANGE TO SEND THE PROSPECTUS TO YOU IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GOLDMAN, SACHS & CO.
GS AUTO LOAN TRUST 2006-1
FINAL POOL (AS OF 6/30/2006)


SELECTION CRITERIA: GSALT06FLAG
TABLE OF CONTENTS

     1. SUMMARY STATISTICS
     2. ORIGINATOR
     3. OUTSTANDING PRINCIPAL BALANCE
     4. APR
     5. ORIGINAL TERM TO SCHEDULED MATURITY
     6. REMANING TERM
     7. SEASONING
     8. YEAR OF ORIGINATION
     9. QUARTER OF ORIGINATION
     10. OBLIGOR FICO
     11. STATE OF OBLIGOR RESIDENCE
     12. DAYS PAST DUE
     13. NEW USED



1. SUMMARY STATISTICS

ASOFDATE: 2006-06-30
--------------------
Total Principal Balance: $860,906,139.46
Number of Receivables: 52303
Average Outstanding Principal Balance: $16,459.98
low PBAL: $1,007.62
high PBAL: $71,428.99
--------------------

Average Original Amount Financd: $20,959.55
low OBAL: $1,712.00
high OBAL: $75,710.00
--------------------

Weighted Average Gross Coupon: 7.32
low RATE: 0.00
high RATE: 24.99
--------------------

Weighted Average Remaining Term: 54.87
low RTERM: 1
high RTERM: 84
--------------------

Weighted Average Original Term: 66.64
low OTERM: 24
high OTERM: 85
--------------------

Weighted Average FICO: 725.44
low FICO: 0
nonzero low FICO: 376
high FICO: 884
--------------------

NEW (by % of principal balance): 61
USED (by % of principal balance): 39
--------------------

Latest First Pay Date: 2006-07-29
Latest Maturity Date: 2013-06-26

2. ORIGINATOR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            KNOWN
                         % BY      PRINCIPAL       % BY P.       ORIGINAL      % BY O.              ORIGINAL   REMAINING   ORIGINAL
ORIGINATOR    COUNT      COUNT      BALANCE        BALANCE       BALANCE       BALANCE      RATE      TERM      G TERM       FICO
------------------------------------------------------------------------------------------------------------------------------------
FORD          19,471     37.23   286,764,331.14     33.31     465,622,088.65    42.47       5.314      62         39        704.94
------------------------------------------------------------------------------------------------------------------------------------
HNB           31,917     61.02   564,829,610.94     65.61     610,311,824.39    55.67       8.302      69         63        734.81
------------------------------------------------------------------------------------------------------------------------------------
OSB              915      1.75     9,312,197.38      1.08      20,313,285.43     1.85       9.206      75         33         691.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:        52,303       100   860,906,139.46       100   1,096,247,198.47      100       7.317      67         55        725.44
------------------------------------------------------------------------------------------------------------------------------------


3. OUTSTANDING PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING                                                                                                                  KNOWN
PRINCIPAL                       % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
BALANCE               COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
<= 5,000              2,087      3.99       7,331,098.62    0.85     22,047,224.64     2.01     8.187      48        24      721.79
------------------------------------------------------------------------------------------------------------------------------------
5,001 -- 10,000       8,998      17.2      70,399,494.17    8.18    109,007,514.53     9.94       7.9      56        40       724.3
------------------------------------------------------------------------------------------------------------------------------------
10,001 -- 15,000     13,929     26.63     174,776,991.77    20.3    234,380,671.60    21.38     7.357      63        49      726.58
------------------------------------------------------------------------------------------------------------------------------------
15,001 -- 20,000     12,214     23.35     212,284,261.96   24.66    266,811,299.68    24.34     7.152      66        54      726.65
------------------------------------------------------------------------------------------------------------------------------------
20,001 -- 25,000      8,012     15.32     178,506,885.49   20.73    215,379,075.04    19.65      7.09      69        58      725.96
------------------------------------------------------------------------------------------------------------------------------------
25,001 -- 30,000      4,075      7.79     110,656,449.23   12.85    129,349,983.68     11.8     7.197      71        61      724.42
------------------------------------------------------------------------------------------------------------------------------------
30,001 -- 35,000      1,784      3.41      57,434,441.89    6.67     65,897,317.25     6.01     7.278      72        63       719.8
------------------------------------------------------------------------------------------------------------------------------------
35,001 -- 40,000        699      1.34      25,991,786.48    3.02     28,526,979.17      2.6     7.864      74        67      725.64
------------------------------------------------------------------------------------------------------------------------------------
40,001 -- 45,000        272      0.52      11,478,061.76    1.33     12,142,538.58     1.11     8.334      76        71       727.7
------------------------------------------------------------------------------------------------------------------------------------
45,001 -- 50,000        124      0.24       5,856,184.79    0.68      6,158,389.77     0.56     8.224      75        71      720.56
------------------------------------------------------------------------------------------------------------------------------------
50,001 >=               109      0.21       6,190,483.30    0.72      6,546,204.53      0.6     8.145      72        67      723.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

Min PBAL: 1,007.62
Max PBAL: 71,428.99
Avg PBal: 16,459.98

4. APR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
                                % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
APR                   COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
0.00 -- 0.99          3,243       6.2      54,943,365.21    6.38    101,041,906.85     9.22     0.057      63        37      726.81
------------------------------------------------------------------------------------------------------------------------------------
1.00 -- 1.99            995       1.9      15,851,870.88    1.84     29,229,707.28     2.67       1.9      61        35      702.63
------------------------------------------------------------------------------------------------------------------------------------
2.00 -- 2.99            936      1.79      16,519,375.76    1.92     27,689,517.24     2.53       2.9      62        38      699.06
------------------------------------------------------------------------------------------------------------------------------------
3.00 -- 3.99          1,628      3.11      23,927,299.99    2.78     37,575,756.47     3.43     3.899      60        38      703.88
------------------------------------------------------------------------------------------------------------------------------------
4.00 -- 4.99          1,341      2.56      18,785,891.43    2.18     32,038,709.72     2.92      4.86      62        37      707.63
------------------------------------------------------------------------------------------------------------------------------------
5.00 -- 5.99          3,549      6.79      48,859,230.41    5.68     75,938,117.82     6.93     5.697      60        40      750.51
------------------------------------------------------------------------------------------------------------------------------------
6.00 -- 6.99          7,893     15.09     130,978,345.44   15.21    164,485,784.10       15     6.665      65        52      752.65
------------------------------------------------------------------------------------------------------------------------------------
7.00 -- 7.99         11,370     21.74     203,755,252.55   23.67    231,028,515.45    21.07      7.59      69        61      745.24
------------------------------------------------------------------------------------------------------------------------------------
8.00 -- 8.99          9,344     17.87     168,011,976.38   19.52    186,460,182.44    17.01     8.522      71        64      730.04
------------------------------------------------------------------------------------------------------------------------------------
9.00 -- 9.99          5,359     10.25      89,437,104.27   10.39    101,001,686.64     9.21     9.477      70        62      704.24
------------------------------------------------------------------------------------------------------------------------------------
10.00 -- 10.99        2,841      5.43      42,474,949.88    4.93     49,471,341.19     4.51    10.485      67        58      680.48
------------------------------------------------------------------------------------------------------------------------------------
11.00 -- 11.99        1,527      2.92      21,328,205.48    2.48     25,881,536.22     2.36    11.498      65        54      655.08
------------------------------------------------------------------------------------------------------------------------------------
12.00 -- 12.99          935      1.79      11,662,841.70    1.35     14,916,059.31     1.36    12.479      63        50      639.03
------------------------------------------------------------------------------------------------------------------------------------
13.00 -- 13.99          456      0.87       5,538,033.37    0.64      7,054,352.12     0.64    13.483      60        47      625.29
------------------------------------------------------------------------------------------------------------------------------------
14.00 -- 14.99          333      0.64       3,536,189.39    0.41      4,769,382.69     0.44    14.621      58        41      603.51
------------------------------------------------------------------------------------------------------------------------------------
15.00 >=                553      1.06       5,296,207.32    0.62      7,664,642.93      0.7    17.637      58        36      576.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

Min Rate: 0.00
Max Rate: 24.99
WA Rate: 7.32
Avg Rate: 7.40


5. ORIGINAL TERM TO SCHEDULED MATURITY

------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM                                                                                                                KNOWN
TO SCHEDULED                    % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
MATURITY              COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
13 -- 24                209       0.4         910,966.95    0.11      2,207,853.48      0.2     7.476      24        14      757.49
------------------------------------------------------------------------------------------------------------------------------------
25 -- 36              2,257      4.32      17,306,817.05    2.01     36,016,587.15     3.29     5.929      36        21      750.21
------------------------------------------------------------------------------------------------------------------------------------
37 -- 48              3,854      7.37      39,105,926.06    4.54     56,625,480.54     5.17     7.286      48        35      739.15
------------------------------------------------------------------------------------------------------------------------------------
49 -- 60             18,624     35.61     260,426,231.32   30.25    372,809,905.58    34.01      6.36      60        43      724.25
------------------------------------------------------------------------------------------------------------------------------------
60 -- 72             20,901     39.96     387,058,055.48   44.96    458,217,847.43     41.8     7.707      70        59      721.56
------------------------------------------------------------------------------------------------------------------------------------
73 -- 84              6,454     12.34     156,013,022.98   18.12    170,233,376.73    15.53     8.103      79        72      731.85
------------------------------------------------------------------------------------------------------------------------------------
85 -- 96                  4      0.01          85,119.62    0.01        136,147.56     0.01     9.619      85        51      696.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

Min OTERM: 24
Max OTERM: 85
NZWA OTERM: 67

6. REMAINING TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
REMAINING                       % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
TERM                  COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
0 -- 12                 772      1.48       3,117,634.57    0.36     14,890,757.19     1.36     5.101      40         9      719.13
------------------------------------------------------------------------------------------------------------------------------------
13 -- 24              2,880      5.51      24,803,207.64    2.88     58,487,219.55     5.34     4.927      49        20      714.11
------------------------------------------------------------------------------------------------------------------------------------
25 -- 36              6,998     13.38      84,304,791.48    9.79    148,668,245.93    13.56     5.175      57        31      709.34
------------------------------------------------------------------------------------------------------------------------------------
37 -- 48             10,779     20.61     160,783,758.70   18.68    228,244,935.36    20.82     6.217      61        41      708.92
------------------------------------------------------------------------------------------------------------------------------------
49 -- 60             13,193     25.22     214,525,437.17   24.92    250,313,557.62    22.83     7.518      65        54      728.89
------------------------------------------------------------------------------------------------------------------------------------
60 -- 72             14,494     27.71     290,552,638.95   33.75    309,989,612.08    28.28     8.288      72        66      731.32
------------------------------------------------------------------------------------------------------------------------------------
73 -- 84              3,187      6.09      82,818,670.95    9.62     85,652,870.74     7.81     8.501      82        78      740.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

Min RTERM: 1
Max RTERM: 84
NZWA RTERM: 55


7. SEASONING

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
                                % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
SEASONING             COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
<= 0                    495      0.95       9,488,086.67     1.1      9,523,588.66     0.87     9.084      70        70      730.86
------------------------------------------------------------------------------------------------------------------------------------
1 -- 6               18,420     35.22     336,576,582.61    39.1    351,336,802.52    32.05     8.623      70        66       732.6
------------------------------------------------------------------------------------------------------------------------------------
7 -- 12              13,001     24.86     218,752,470.85   25.41    249,436,439.27    22.75     7.775      67        58      738.38
------------------------------------------------------------------------------------------------------------------------------------
13 -- 18              4,169      7.97      68,789,405.15    7.99     96,424,919.31      8.8     6.253      61        43      708.85
------------------------------------------------------------------------------------------------------------------------------------
19 -- 24              8,107      15.5     128,554,847.46   14.93    192,592,646.96    17.57     5.486      62        41      705.84
------------------------------------------------------------------------------------------------------------------------------------
25 -- 30              3,677      7.03      50,275,770.08    5.84     89,750,477.23     8.19     4.676      62        35      698.68
------------------------------------------------------------------------------------------------------------------------------------
31 -- 36              2,701      5.16      32,481,632.06    3.77     66,801,545.05     6.09     4.314      65        32      704.13
------------------------------------------------------------------------------------------------------------------------------------
37 -- 42              1,133      2.17      11,240,486.88    1.31     27,375,573.67      2.5     4.702      65        26      698.16
------------------------------------------------------------------------------------------------------------------------------------
43 -- 48                262       0.5       2,511,691.59    0.29      5,648,885.98     0.52     9.257      74        29      691.11
------------------------------------------------------------------------------------------------------------------------------------
49 -- 54                188      0.36       1,474,812.64    0.17      4,151,625.84     0.38     9.809      75        24      689.86
------------------------------------------------------------------------------------------------------------------------------------
55 -- 60                 88      0.17         478,000.80    0.06      1,824,012.25     0.17    10.703      76        18      692.87
------------------------------------------------------------------------------------------------------------------------------------
61 -- 66                 48      0.09         240,679.30    0.03      1,078,236.76      0.1    11.629      77        15      678.29
------------------------------------------------------------------------------------------------------------------------------------
67 >=                    14      0.03          41,673.37       0        302,444.97     0.03    11.749      77         8      687.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

min AGE: 0
max AGE: 72
wa AGE: 12
nzwa AGE: 12
avg AGE: 13


8. YEAR OF ORIGINATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
YEAR OF                         % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
ORIGINATION           COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
2000                     20      0.04          62,891.26    0.01        473,808.94     0.04    11.866      76         9      691.84
------------------------------------------------------------------------------------------------------------------------------------
2001                    159       0.3         926,606.66    0.11      3,404,075.51     0.31     10.78      76        18      688.48
------------------------------------------------------------------------------------------------------------------------------------
2002                    594      1.14       5,346,015.83    0.62     13,260,733.89     1.21     8.256      72        27      693.01
------------------------------------------------------------------------------------------------------------------------------------
2003                  4,436      8.48      52,491,739.36     6.1    110,262,347.71    10.06     4.315      64        31      704.11
------------------------------------------------------------------------------------------------------------------------------------
2004                 14,224      27.2     222,254,731.17   25.82    337,809,579.53    30.82     5.533      62        41      704.71
------------------------------------------------------------------------------------------------------------------------------------
2005                 17,305     33.09     293,887,936.28   34.14    335,198,118.13    30.58     7.812      67        58      736.86
------------------------------------------------------------------------------------------------------------------------------------
2006                 15,565     29.76     285,936,218.90   33.21    295,838,534.76    26.99     8.715      70        67       731.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

9. QUARTER OF ORIGINATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
QUARTER OF                      % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
ORIGINATION           COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
2000-2ND                  1         0           2,751.92       0         18,870.78        0        11      78         6         702
------------------------------------------------------------------------------------------------------------------------------------
2000-3RD                  6      0.01           9,800.12       0        126,700.45     0.01    11.007      72         2      675.96
------------------------------------------------------------------------------------------------------------------------------------
2000-4TH                 13      0.02          50,339.22    0.01        328,237.71     0.03     12.08      77        10      694.38
------------------------------------------------------------------------------------------------------------------------------------
2001-1ST                 22      0.04          93,825.28    0.01        451,581.57     0.04    11.508      76        13      687.47
------------------------------------------------------------------------------------------------------------------------------------
2001-2ND                 36      0.07         231,962.04    0.03        835,460.24     0.08    11.286      79        18      673.15
------------------------------------------------------------------------------------------------------------------------------------
2001-3RD                 52       0.1         260,363.50    0.03      1,053,495.60      0.1     10.78      74        17      696.88
------------------------------------------------------------------------------------------------------------------------------------
2001-4TH                 49      0.09         340,455.84    0.04      1,063,538.10      0.1    10.234      76        21      692.78
------------------------------------------------------------------------------------------------------------------------------------
2002-1ST                 93      0.18         716,380.33    0.08      2,085,429.04     0.19      9.75      75        23      690.49
------------------------------------------------------------------------------------------------------------------------------------
2002-2ND                112      0.21         949,936.31    0.11      2,379,339.55     0.22     9.832      75        26      690.82
------------------------------------------------------------------------------------------------------------------------------------
2002-3RD                124      0.24       1,171,452.37    0.14      2,583,004.69     0.24     9.539      75        30      696.61
------------------------------------------------------------------------------------------------------------------------------------
2002-4TH                265      0.51       2,508,246.82    0.29      6,212,960.61     0.57     6.634      69        27      692.87
------------------------------------------------------------------------------------------------------------------------------------
2003-1ST                467      0.89       4,374,070.84    0.51     10,633,403.15     0.97     5.734      65        26      689.86
------------------------------------------------------------------------------------------------------------------------------------
2003-2ND                875      1.67       9,700,261.24    1.13     22,273,378.81     2.03     3.922      64        28      703.23
------------------------------------------------------------------------------------------------------------------------------------
2003-3RD              1,555      2.97      18,925,274.48     2.2     39,268,677.36     3.58     4.142      65        32      707.47
------------------------------------------------------------------------------------------------------------------------------------
2003-4TH              1,539      2.94      19,492,132.80    2.26     38,086,888.39     3.47     4.361      64        33       704.6
------------------------------------------------------------------------------------------------------------------------------------
2004-1ST              1,572      3.01      20,996,375.28    2.44     37,737,072.68     3.44     4.726      62        35       696.1
------------------------------------------------------------------------------------------------------------------------------------
2004-2ND              2,665       5.1      38,740,831.99     4.5     63,829,201.32     5.82     4.845      61        37      700.23
------------------------------------------------------------------------------------------------------------------------------------
2004-3RD              4,482      8.57      72,104,671.50    8.38    107,402,276.69      9.8      5.31      63        42      708.59
------------------------------------------------------------------------------------------------------------------------------------
2004-4TH              5,505     10.53      90,412,852.40    10.5    128,841,028.84    11.75     6.194      61        42      705.57
------------------------------------------------------------------------------------------------------------------------------------
2005-1ST                953      1.82      14,994,544.24    1.74     20,724,828.50     1.89      6.56      60        43       707.9
------------------------------------------------------------------------------------------------------------------------------------
2005-2ND                552      1.06       9,141,942.59    1.06     10,822,271.81     0.99     7.613      67        55       734.9
------------------------------------------------------------------------------------------------------------------------------------
2005-3RD              8,686     16.61     145,576,915.48   16.91    167,685,911.16     15.3     7.623      67        58      739.64
------------------------------------------------------------------------------------------------------------------------------------
2005-4TH              7,114      13.6     124,174,533.97   14.42    135,965,106.66     12.4     8.199      68        61      736.76
------------------------------------------------------------------------------------------------------------------------------------
2006-1ST              8,931     17.08     162,462,365.38   18.87    170,162,662.95    15.52     8.607      70        66      731.51
------------------------------------------------------------------------------------------------------------------------------------
2006-2ND              6,634     12.68     123,473,853.52   14.34    125,675,871.81    11.46     8.857      70        69      731.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------


10. OBLIGOR FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
                                % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
OBLIGATOR FICO        COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
N/A                   2,865      5.48      43,933,928.45     5.1     76,306,175.74     6.96     5.132      56        34           0
------------------------------------------------------------------------------------------------------------------------------------
<=620                 2,506      4.79      35,246,338.35    4.09     51,996,176.38     4.74     9.077      62        40      578.78
------------------------------------------------------------------------------------------------------------------------------------
621--660              4,249      8.12      65,423,556.37     7.6     89,003,904.98     8.12     8.409      65        49      644.23
------------------------------------------------------------------------------------------------------------------------------------
661--700             10,252      19.6     175,183,800.79   20.35    214,873,280.64     19.6     8.042      68        57      682.83
------------------------------------------------------------------------------------------------------------------------------------
701--740             12,400     23.71     219,498,192.54    25.5    263,037,751.78    23.99     7.361      69        59      719.61
------------------------------------------------------------------------------------------------------------------------------------
741--780              8,954     17.12     151,940,196.27   17.65    188,866,372.89    17.23      6.82      68        57      759.27
------------------------------------------------------------------------------------------------------------------------------------
781--820              7,899      15.1     123,035,816.82   14.29    155,122,184.67    14.15     6.685      66        55      799.75
------------------------------------------------------------------------------------------------------------------------------------
>=821                 3,178      6.08      46,644,309.87    5.42     57,041,351.39      5.2     6.859      64        55      831.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------

min FICO: 376.000
max FICO: 884.000
nzwa FICO: 725.442

11. STATE OF OBLIGOR RESIDENCE

------------------------------------------------------------------------------------------------------------------------------------
STATE OF                                                                                                                     KNOWN
OBLIGOR                         % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
RESIDENCE             COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
OH                   12,409     23.73     205,468,568.43   23.87    230,050,950.80    20.99     8.235      68        61      729.88
------------------------------------------------------------------------------------------------------------------------------------
KY                    5,167      9.88      91,347,622.18   10.61    100,801,709.73      9.2     8.069      69        63      736.21
------------------------------------------------------------------------------------------------------------------------------------
FL                    4,981      9.52      90,739,118.49   10.54    111,591,035.34    10.18     7.774      69        59      725.75
------------------------------------------------------------------------------------------------------------------------------------
IN                    3,602      6.89      63,142,862.29    7.33     70,642,976.87     6.44     8.092      68        62      727.25
------------------------------------------------------------------------------------------------------------------------------------
MI                    3,946      7.54      56,751,051.93    6.59     69,774,159.41     6.36     7.388      65        54      734.54
------------------------------------------------------------------------------------------------------------------------------------
WV                    2,508       4.8      44,643,902.99    5.19     49,098,993.46     4.48     8.243      68        62       735.8
------------------------------------------------------------------------------------------------------------------------------------
CA                    2,401      4.59      36,876,709.45    4.28     60,615,640.52     5.53     5.191      62        38      692.35
------------------------------------------------------------------------------------------------------------------------------------
TX                    2,231      4.27      34,483,823.64    4.01     56,094,250.29     5.12     5.226      62        39      697.58
------------------------------------------------------------------------------------------------------------------------------------
TN                    1,777       3.4      34,337,353.59    3.99     36,949,408.05     3.37     8.097      71        66      744.37
------------------------------------------------------------------------------------------------------------------------------------
GA                    1,488      2.84      27,458,503.41    3.19     36,889,073.81     3.37     6.847      67        52      718.47
------------------------------------------------------------------------------------------------------------------------------------
PA                    1,688      3.23      26,237,714.80    3.05     34,698,626.97     3.17     6.851      66        52      730.73
------------------------------------------------------------------------------------------------------------------------------------
IL                      867      1.66      12,438,079.00    1.44     19,958,960.31     1.82      5.39      62        40      705.94
------------------------------------------------------------------------------------------------------------------------------------
NC                      764      1.46      12,143,484.91    1.41     18,566,355.25     1.69     6.031      65        43      712.77
------------------------------------------------------------------------------------------------------------------------------------
VA                      688      1.32      11,754,449.11    1.37     17,397,797.18     1.59     5.735      65        46      713.94
------------------------------------------------------------------------------------------------------------------------------------
NY                      833      1.59      11,740,480.14    1.36     19,702,379.41      1.8     4.479      61        38      718.16
------------------------------------------------------------------------------------------------------------------------------------
AZ                      753      1.44      10,756,588.82    1.25     17,864,586.05     1.63     7.297      68        44      715.26
------------------------------------------------------------------------------------------------------------------------------------
NJ                      653      1.25       9,468,747.07     1.1     15,746,818.52     1.44     4.502      61        38      717.96
------------------------------------------------------------------------------------------------------------------------------------
MO                      658      1.26       9,115,499.03    1.06     14,509,457.11     1.32     5.829      62        40      713.57
------------------------------------------------------------------------------------------------------------------------------------
LA                      479      0.92       7,060,714.79    0.82     11,205,608.57     1.02     6.182      62        40      705.99
------------------------------------------------------------------------------------------------------------------------------------
AL                      475      0.91       6,952,993.57    0.81     11,131,301.43     1.02     5.504      63        40      705.13
------------------------------------------------------------------------------------------------------------------------------------
SC                      345      0.66       5,152,925.92     0.6      7,950,045.82     0.73     6.254      63        43      703.68
------------------------------------------------------------------------------------------------------------------------------------
MN                      345      0.66       4,796,172.68    0.56      7,904,546.78     0.72     5.821      62        38      716.64
------------------------------------------------------------------------------------------------------------------------------------
CO                      274      0.52       4,242,888.05    0.49      7,008,212.26     0.64     5.626      63        39      713.57
------------------------------------------------------------------------------------------------------------------------------------
WA                      260       0.5       4,121,458.38    0.48      6,659,367.29     0.61     4.847      64        40      719.25
------------------------------------------------------------------------------------------------------------------------------------
OK                      264       0.5       4,083,247.34    0.47      6,478,042.14     0.59      5.74      62        39      705.52
------------------------------------------------------------------------------------------------------------------------------------
WI                      310      0.59       4,055,832.38    0.47      6,613,382.67      0.6     4.954      61        39       722.1
------------------------------------------------------------------------------------------------------------------------------------
MS                      232      0.44       3,691,505.25    0.43      5,642,691.03     0.51     6.751      64        42      702.74
------------------------------------------------------------------------------------------------------------------------------------
KS                      223      0.43       3,302,820.68    0.38      5,219,331.37     0.48      4.97      63        40      720.03
------------------------------------------------------------------------------------------------------------------------------------
CT                      206      0.39       3,169,922.10    0.37      5,161,156.62     0.47     4.957      62        40      713.27
------------------------------------------------------------------------------------------------------------------------------------
IA                      217      0.41       3,156,303.34    0.37      4,960,364.03     0.45     5.275      62        40      722.43
------------------------------------------------------------------------------------------------------------------------------------
OR                      185      0.35       2,694,753.53    0.31      4,256,651.30     0.39     5.971      62        40      701.72
------------------------------------------------------------------------------------------------------------------------------------
NM                      157       0.3       2,414,648.87    0.28      3,963,630.55     0.36     6.392      64        40      691.78
------------------------------------------------------------------------------------------------------------------------------------
NH                      120      0.23       1,653,892.79    0.19      2,554,624.98     0.23     6.345      62        41      707.45
------------------------------------------------------------------------------------------------------------------------------------
NE                      105       0.2       1,425,198.19    0.17      2,314,287.90     0.21     4.548      63        40      736.07
------------------------------------------------------------------------------------------------------------------------------------
UT                       86      0.16       1,284,941.27    0.15      2,130,459.92     0.19     6.274      65        41      706.57
------------------------------------------------------------------------------------------------------------------------------------
NV                       84      0.16       1,060,181.40    0.12      2,072,999.64     0.19     8.973      72        35      690.77
------------------------------------------------------------------------------------------------------------------------------------
WY                       59      0.11         882,398.24     0.1      1,412,915.59     0.13     6.409      61        39      707.43
------------------------------------------------------------------------------------------------------------------------------------
AK                       52       0.1         879,756.27     0.1      1,339,587.98     0.12     4.926      65        42       718.6
------------------------------------------------------------------------------------------------------------------------------------
HI                       62      0.12         853,057.86     0.1      1,367,218.38     0.12     5.898      63        40      693.28
------------------------------------------------------------------------------------------------------------------------------------
MT                       49      0.09         752,952.21    0.09      1,302,142.20     0.12     4.249      64        39      724.78
------------------------------------------------------------------------------------------------------------------------------------
SD                       51       0.1         698,513.27    0.08      1,121,256.47      0.1      5.27      63        42      714.76
------------------------------------------------------------------------------------------------------------------------------------
ID                       43      0.08         676,404.12    0.08      1,077,157.99      0.1     5.719      63        42       711.7
------------------------------------------------------------------------------------------------------------------------------------
VT                       50       0.1         670,673.27    0.08      1,078,055.81      0.1     6.352      63        40      722.85
------------------------------------------------------------------------------------------------------------------------------------
DE                       46      0.09         648,715.04    0.08      1,002,746.33     0.09      5.83      63        40       703.7
------------------------------------------------------------------------------------------------------------------------------------
RI                       44      0.08         563,088.14    0.07        932,896.69     0.09     5.207      60        37      731.78
------------------------------------------------------------------------------------------------------------------------------------
ND                       37      0.07         517,799.56    0.06        785,228.99     0.07     6.416      64        41         722
------------------------------------------------------------------------------------------------------------------------------------
MA                       10      0.02         194,875.58    0.02        218,705.14     0.02     8.295      68        59      739.29
------------------------------------------------------------------------------------------------------------------------------------
MD                       10      0.02         180,576.08    0.02        245,811.46     0.02     9.541      67        48      697.36
------------------------------------------------------------------------------------------------------------------------------------
AR                        4      0.01          58,737.12    0.01         65,795.92     0.01     7.361      70        61      772.69
------------------------------------------------------------------------------------------------------------------------------------
ONTARIO CANADA            2         0          48,630.05    0.01         51,292.93        0     7.849      73        69      761.46
------------------------------------------------------------------------------------------------------------------------------------
DC                        2         0          38,789.35       0         50,181.73        0    17.578      62        37      585.58
------------------------------------------------------------------------------------------------------------------------------------
PR                        1         0          16,213.49       0         16,321.48        0      8.19      72        70         711
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
-----------------------------------------------------------------------------------------------------------------------------------

12. DAYS PAST DUE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             KNOWN
                                % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
DAYS PAST DUE         COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
0--29                51,930     99.29     855,113,595.48   99.33  1,088,349,946.96    99.28     7.306      67        55      725.88
------------------------------------------------------------------------------------------------------------------------------------
30--59                  373      0.71       5,792,543.98    0.67      7,897,251.51     0.72     8.889      66        46       659.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
------------------------------------------------------------------------------------------------------------------------------------


13. NEW USED

------------------------------------------------------------------------------------------------------------------------------------
USED                                                                                                                         KNOWN
                                % BY        PRINCIPAL    % BY P.      ORIGINAL     % BY O.            ORIGINAL  REMAINING   ORIGINAL
USED                  COUNT     COUNT       BALANCE      BALANCE      BALANCE      BALANCE    RATE      TERM     G TERM      FICO
------------------------------------------------------------------------------------------------------------------------------------
N                    28,154     53.83     521,603,356.31   60.59    706,503,638.90    64.45     6.467      67        53      725.39
-----------------------------------------------------------------------------------------------------------------------------------
U                    24,149     46.17     339,302,783.15   39.41    389,743,559.57    35.55     8.622      66        58      725.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:               52,303       100     860,906,139.46     100  1,096,247,198.47      100     7.317      67        55      725.44
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.